Exhibit 23(o) under Form N-1A
                                         Exhibit 24 under Item 601/Reg. S-K

                             POWER OF ATTORNEY

      Each person whose  signature  appears  below hereby  constitutes  and appoints the Secretary, Assistant Secretary(ies) of BANKNORTH FUNDS and Senior Corporate Counsel, Mutual Fund Services and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.


SIGNATURES                          TITLE                                 DATE
----------                          -----                                 ----


/s/ John F. Donahue                 Chairman & Trustee          August 24, 2001
---------------------------------
John F. Donahue                     (Chief Executive Officer)



/s/ Peter J. Germain                President                   August 24, 2001
---------------------------------
Peter J. Germain



/s/ J. Christopher Donahue          Executive Vice President &
---------------------------------
Trustee                             August 24, 2001
J. Christopher Donahue



/s/ Richard J. Thomas               Treasurer                   August 24, 2001
---------------------------------
Richard J. Thomas                      (Principal Financial and
                                         Accounting Officer)


/s/ Thomas G. Bigley
------------------------------------------------------------
Trustee                          August 24, 2001
Thomas G. Bigley



/s/ John T. Conroy, Jr.                                                Trustee
--------------------------------------------------------------
August 24, 2001
John T. Conroy, Jr.




/s/ Nicholas P. Constantakis                                           Trustee
--------------------------------------------------------
August 24, 2001
Nicolas P. Constantakis



/s/ John F. Cunningham                                                 Trustee
---------------------------------------------------------
August 24, 2001
John F. Cunningham



/s/ Lawrence D. Ellis, M.D.
--------------------------------------------------------
Trustee                          August 24, 2001
Lawrence D. Ellis, M.D.



/s/ Peter E. Madden                                                    Trustee
-------------------------------------------------------------
August 24, 2001
Peter E. Madden



/s/ Charles F. Mansfield, Jr.
---------------------------------------------------------
Trustee                          August 24, 2001
Charles F. Mansfield, Jr.



/s/John E. Murray, Jr.
------------------------------------------------------------
Trustee                          August 24, 2001
John E. Murray, Jr.



/s/ Marjorie P. Smuts
------------------------------------------------------------
Trustee                          August 24, 2001
Marjorie P. Smuts



/s/ John S. Walsh
---------------------------------------------------------------
Trustee                          August 24, 2001
John S. Walsh




Sworn to and subscribed before me this 24th  day of August, 2001
                                       -----        ------

/s/ Janice L. Vandenberg
Janice L. Vandenberg
Notary Public
Pittsburgh, Allegheny County
Commission Expires July 4, 2002